                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 1, 1995

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP (Exact name of registrant as specified in charter)

    STATE OF WASHINGTON                   0-16064            75-1998317
(State or other jurisdiction            (Commission        (IRS Employer
 of incorporation)                       File Number)       Identification No.)

                      NORTHLAND COMMUNICATIONS CORPORATION
                          3600 WASHINGTON MUTUAL TOWER
                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (206) 621-7244

                                      N.A.
          (Former name or former address, if changed since last report)

      This filing contains 64 pages.  Exhibits Index appears on page 17.

              NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

ITEM 2.  ACQUISITION OF ASSETS

         On September 13, 1995, Northland Cable Properties Four Limited Partnership (the "Registrant") entered into an agreement to acquire substantially all operating assets and franchise rights of the cable television systems in or around the communities of Huffman, Prairie View, Waller, Cut and Shoot, Brookshire, Tarkenton, Ace, Simonton and Fulshear, all in the State of Texas (the "Brookridge system"). The cable television systems represent approximately 3,500 basic subscribers and were owned by Brookridge Cable Special Purpose Partnership, Brookridge Cable Special Purpose Partnership-II, Brookshire Cable TV, Limited Partnership, Carthage Cable TV, L.P., and Hillsboro Cable TV, Limited Partnership (the "Seller"). The assets were acquired on November 1, 1995 for a total purchase price of $5,585,900 of which $5,306,510 was paid at the closing date and the balance of $279,390 will be paid April 29, 1996, net of any purchase price adjustments, under the terms of a subordinated, non-interest bearing hold-back note. The purchase price is based on the Seller's representations as to monthly revenues and the number of basic subscribers as of the closing date. There is no material relationship between the Registrant and the Seller or any of their affiliates, directors, officers or associates.

         As of the date of this filing, the City of Houston had not granted its consent to the assignment of the franchise to the Registrant. The Registrant has deposited $225,000 of the purchase price in escrow and if the City of Houston has not granted its consent to the assignment of the franchise by January 29, 1996, the $225,000 plus accrued interest will be released to the Registrant. In the event the City of Houston does not approve the assignment of the franchise to the Registrant, cable television service to approximately 200 subscribers in the franchise area may be terminated. The refund of the escrow proceeds would reimburse the Registrant for the loss of these subscribers. Management anticipates the transfer of the franchise before January 29, 1996.

         The cable television system assets acquired were used by the Seller to provide cable television service to the subscribers of the communities described below. The Registrant intends to continue such use.

              FINANCING

         The purchase was financed by borrowings under the Registrant's revolving credit and term loan facility. At the time of this filing, the balance outstanding under the credit facility is $14,026,896. The interest rates on the credit facility were as follows: $9,800,000 fixed at 8.95% under the terms of an interest rate swap agreement with the Registrant's lender expiring September 29, 1997; $4,200,000 fixed at 8.99% under the terms of a self-amortizing interest rate swap expiring September 30, 1997. The balance of $26,896 bears interest at the prime rate plus 1.75% (currently at 10.50%). The above rates include a margin paid to the lender based on overall leverage, and may increase or decrease as the Registrant's leverage fluctuates.


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



              PROFILE OF THE BROOKRIDGE SYSTEM

         The Brookridge system serves the communities of Huffman, Prairie View, Waller, Cut and Shoot, Brookshire, Tarkenton, Ace, Simonton and Fulshear located in southeast Texas.

         Huffman is approximately 20 miles north of Houston, located near Lake Houston, one of the largest lakes in the state. Major industries in the area include rubber, steel, aerospace, and plastics. Prairie View and Waller, Texas are located northwest of Houston and Prairie View is a branch location of Texas A&M University, one of the largest universities in southeast Texas. Brookshire is located approximately 25 miles west of Houston. Major industries in the area include manufacturing and agriculture. Cut and Shoot, Tarkenton, and Ace are located northeast of Houston; the major industry in the area is agriculture.

              EFFECTS OF REGULATION

         On October 5, 1992, Congress enacted the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Act"). The 1992 Act substantially reregulated the cable television industry and imposed numerous requirements, including provisions subjecting rates for certain services and equipment to regulation by the applicable local franchising authority and by the Federal Communications Commission ("FCC"), exclusive programming arrangements, the carriage of broadcast signals, customer service standards, leased access channels, customer premises equipment compatibility and various other matters. On April 1, 1993, the FCC announced the adoption of rate regulations which became effective September 1, 1993. Under those initial regulations, rates were evaluated against "competitive benchmarks" and were generally subject to rollbacks if they exceeded the benchmark levels. On February 22, 1994, the FCC substantially revised the rate regulation rules to effect further rate reductions effective May 15, 1994, or later in certain circumstances, based on complex formulas and revised benchmarks.

         All of the Registrant's cable systems are potentially subject to rate regulation. The 1992 Act (i) requires the FCC to establish rate standards for basic cable service rates which may be regulated by the applicable local franchising authority, (ii) requires the FCC, upon receipt of a complaint, to review rates for additional tiers of cable service, (iii) regulates rates for mandatorily offered commercial leased access channels and (iv) eliminates the automatic five percent annual increase for basic rates allowed under prior law. Rates for channels offered on a per-channel basis as individual purchase options and pay-per-view events are excluded from rate regulation.

         Basic service rates, including the equipment used to receive basic service, may be regulated by a local franchising authority once it has been "certified" by the FCC. When the certification becomes effective, the local franchise authority may request the cable operator to justify its existing rates charged for basic service and related equipment ("request for justification" or "RFJ"). Rates charged in excess of the maximum allowable rates determined under FCC regulations are subject to refund for the period in which the excess rates were charged or one year, whichever is shorter. Additional tiers of service are subject to regulation only upon an appropriately filed complaint to the FCC by any subscriber, franchising authority or other person ("subscriber complaints"). If no subscriber complaints are filed within 45 days of a change in the FCC regulated rates, such rates are not subject to challenge unless and until the cable operator seeks to modify them. Refund liability, if any, generally would be limited to any incremental increase in rates. In


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


late 1994, the FCC revised its rules to permit cable operators to offer New Product Tiers at rates which they elect so long as, among other conditions, other channels that are subject to rate regulation are priced in conformity with applicable regulations and cable operators do not remove programming services from existing service tiers and offer them on the New Product Tier.

         On May 5, 1995, the FCC announced the adoption of a simplified set of alternative rate regulation rules that will apply to "small" cable systems, defined as a system serving 15,000 or fewer subscribers, that are owned by "small" companies, defined as a company serving 400,000 or fewer subscribers. Under the FCC's definition, the Registrant is a "small" company and each of the Registrant's cable systems are "small" systems. Maximum permitted rates under these revised rules is dependent on several factors including the number of regulated channels offered, net asset basis of plant and equipment used to deliver regulated services, the number of subscribers served and a reasonable rate of return.

         As of the date of this filing, the Registrant has received notification that local franchising authorities with jurisdiction over approximately 3% of the Registrant's subscribers have elected to certify and subscriber complaints have been filed in systems representing 2% of the Registrant's total subscribers. Based on management's analysis, the rates charged by these systems are within the maximum rates allowed under FCC rate regulations.

         Future rate increases under this regulatory environment will be dependent on several factors including the level of inflation as measured by the annual change in the GNP-PI index, increases in "external costs" as defined by the FCC and possible changes to the existing rules regarding rate increases associated with the launch of new services on regulated tiers. Because of the uncertainties associated with these factors the future impact of rate regulation on the Registrant's results of operations cannot be determined at this time. Management feels it is reasonably possible under the price cap mechanism that operating margins will stabilize and perhaps increase in future periods as inflation and external cost increases are allowed to be passed through to subscribers through rate adjustment.


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




SUBSCRIBER SUMMARY
(As of November 1, 1995)

Estimated Homes Passed:                                             7,800

Basic Subscribers:
  Basic                                                             3,115
  Bulk Equivalent                                                     403
                                                                    -----
      Total                                                         3,518
                                                                    =====

      % of Homes Passed                                               45%
                                                                    =====
Pay Subscribers:
  HBO                                                                 527
  Cinemax                                                              63
  Disney                                                              113
  Showtime                                                            351
                                                                     ----
      Total                                                         1,054
                                                                    =====
      % of Basic                                                      30%
                                                                    =====
CURRENT RATES
(excluding franchise fees, including sales tax)

Basic                                                               25.09
HBO                                                                 10.52
Cinemax                                                              8.45
Disney                                                               7.95
Showtime                                                             5.95

Installation                                                        40.00
Reconnect fee                                                       24.95
Transfer fee                                                        15.00
Install extra outlet                                                19.95



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



CHANNEL LINE-UP - ACE, TEXAS

                                                                                         NETWORK
       CABLE              OFF-AIR                                                        -------
      CHANNEL             CHANNEL       STATION                                         (LOCATION)
      -------             -------       -------                                         ----------
         2                   2          KPRC                                            NBC (Houston, TX)
         3                              The Family Channel
         4                   26         KRIV                                            IND (Houston, TX)
         5                              USA Network
         6                   39         KHTV                                            IND (Houston, TX)
         7                   17         WTBS                                            IND (Atlanta, GA)
         8                   8          KUHT                                            PBS (Houston, TX)
         9                              The Nashville Network
         10                  20         KTXH                                            IND (Houston, TX)
         11                  11         KHOU                                            CBS (Houston, TX)
         12                             ESPN
         13                  13         KTRK                                            ABC (Houston, TX)
         14
         15
         16
         17                             Home Box Office
         18                             Showtime
         19                             The Disney Channel
         20                             Country Music Television
         21
         22                             CNN
         23                             Nickelodeon
         24                             The Discovery Channel


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



CHANNEL LINE-UP - CUT AND SHOOT, TEXAS

                                                                                    NETWORK
       CABLE              OFF-AIR                                                   -------
      CHANNEL             CHANNEL       STATION                                    (LOCATION)
      -------             -------       -------                                    ----------
         2                   2          KPRC                                       NBC (Houston, TX)
         3                   3          KBTX                                       CBS (Bryan, TX)
         4                   26         KRIV                                       IND (Houston, TX)
         5                              USA Network                                NBC (Fort Worth, TX)
         6                   39         KHTV                                       IND (Houston, TX)
         7                   17         WTBS                                       IND (Atlanta, GA)
         8                   8          KUHT                                       PBS (Houston, TX)
         9                   9          WGN                                        IND (Chicago, IL)
         10                  20         KTXH                                       IND (Houston, TX)
         11                  11         KHOU                                       CBS (Houston, TX)
         12                             ESPN
         13                  13         KTRK                                       ABC (Houston, TX)
         14                  14         KETH                                       PBS (Houston, TX)
         15                             The Nashville Network
         16                             Country Music Television
         17                             Home Box Office
         18                             Showtime
         19                             The Disney Channel
         20
         21                             The Family Channel
         22
         23                             The Weather Channel
         24                             CNN
         25                             CNN Headline News
         26                             The Discovery Channel
         27
         28                             Arts and Entertainment
         29                             MOR Music
         30                             Nickelodeon
         31                             Home Shopping Network
         32                             QVC


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



CHANNEL LINE-UP - PRAIRIE VIEW/WALLER, TEXAS

                                                                                    NETWORK
       CABLE              OFF-AIR                                                   -------
      CHANNEL             CHANNEL       STATION                                    (LOCATION)
      -------             -------       -------                                    ----------
         2                   2          KPRC                                       NBC (Houston, TX)
         3                              Home Shopping Network
         4                              Home Box Office
         5                              Cinemax
         6                              Showtime
         7                   17         WTBS                                       IND (Atlanta, GA)
         8                   8          KUHT                                       PBS (Houston, TX)
         9                   39         KHTV                                       IND (Houston, TX)
         10                  26         KRIV                                       IND (Houston, TX)
         11                  11         KHOU                                       CBS (Houston, TX)
         12                             ESPN
         13                  13         KTRK                                       ABC (Houston, TX)
         14                             The Discovery Channel
         15                             CNN Headline News
         16
         17                             CNN
         18                             Nickelodeon
         19                  9          WGN                                        IND (Chicago, IL)
         20                  20         KTXH                                       IND (Houston, TX)
         21                             USA Network
         22                             The Family Channel
         23                             WOR                                        IND
         24                             Black Entertainment Television
         25                             MTV
         26                             Country Music Television
         27                             The Nashville Network
         28                             C-SPAN
         29                             C-SPAN II
         30
         31                             ESPN II
         32
         33
         34                             Turner Network Television


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



CHANNEL LINE-UP - HUFFMAN, TEXAS

                                                                                    NETWORK
       CABLE              OFF-AIR                                                   -------
      CHANNEL             CHANNEL       STATION                                    (LOCATION)
      -------             -------       -------                                    ----------
         2                   2          KPRC                                       NBC (Houston, TX)
         3
         4                   26         KRIV                                       IND (Houston, TX)
         5                              USA Network
         6                   39         KHTV                                       IND (Houston, TX)
         7                   17         WTBS                                       IND (Atlanta, GA)
         8                   8          KUHT                                       PBS (Houston, TX)
         9                   9          WGN                                        IND (Chicago, IL)
         10                  20         KTXH                                       IND (Houston, TX)
         11                  11         KHOU                                       CBS (Houston, TX)
         12                             ESPN
         13                  13         KTRK                                       ABC (Houston, TX)
         14                  14         KETH                                       PBS (Houston, TX)
         15                             The Nashville Network
         16                             Turner Network Television
         17                             Home Box Office
         18                             Showtime
         19                             The Disney Channel
         20                             ESPN II
         21                             The Family Channel                         IND
         22                             KTMD
         23                             The Weather Channel
         24                             CNN
         25                             CNN Headline News
         26                             The Discovery Channel
         27
         28                             Arts and Entertainment
         29                             MOR Music
         30                             Nickelodeon
         31                             Country Music Television
         32                             The Health Channel
         33
         34                             QVC
         35
         36                             Home Shopping Network


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



CHANNEL LINE-UP - BROOKSHIRE, TEXAS

                                                                                    NETWORK
       CABLE              OFF-AIR                                                   -------
      CHANNEL             CHANNEL       STATION                                    (LOCATION)
      -------             -------       -------                                    ----------
         2                   2          KPRC                                       NBC (Houston, TX)
         3                              Home Shopping Network
         4                              Home Box Office                            FOX (Houston, TX)
         5                              Cinemax
         6                              Showtime
         7                   17         WTBS                                       IND (Atlanta, GA)
         8                   8          KUHT                                       PBS (Houston, TX)
         9                   39         KHTV                                       IND (Houston, TX)
         10                  26         KRIV                                       IND (Houston, TX)
         11                  11         KHOU                                       CBS (Houston, TX)
         12                             CNN
         13                  13         KTRK                                       ABC (Houston, TX)
         14                             The Discovery Channel
         15                             CNN Headline News
         16
         17                             CNN
         18                             Nickelodeon                                IND (Chicago, IL)
         19                  9          WGN                                        IND (Houston, TX)
         20                  20         KTXH
         21                             USA Network
         22                             The Family Channel                         IND
         23                             WOR
         24                             Galavision
         25                             MTV
         26                             Country Music Television
         27                             The Weather Channel
         28                             Turner Network Television
         29                             ESPN II
         30                             QVC


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



CHANNEL LINE-UP - NEW WAVERLY, TEXAS


                                                                                    NETWORK
       CABLE              OFF-AIR                                                   -------
      CHANNEL             CHANNEL       STATION                                    (LOCATION)
      -------             -------       -------                                    ----------

         2                   2          KPRC                                       NBC (Houston, TX)
         3                              The Family Channel
         4                              USA Network
         5                   26         KRIV                                       IND (Houston, TX)
         6                   39         KHTV                                       IND (Houston, TX)
         7                   17         WTBS                                       IND (Atlanta, GA)
         8                   8          KUHT                                       PBS (Houston, TX)
         9                              The Nashville Network
         10                  20         KTXH                                       IND (Houston, TX)
         11                  11         KHOU                                       CBS (Houston, TX)
         12                             ESPN
         13                  13         KTRK                                       ABC (Houston, TX)
         14                             ESPN II
         15                             Turner Network Television
         16
         17                             Home Box Office
         18                             Showtime
         19                             The Disney Channel
         20                             Country Music Television
         21
         22                             CNN
         23                             Nickelodeon
         24                             The Discovery Channel
         25                             QVC


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



CHANNEL LINE-UP - HILLSBORO, TEXAS


                                                                                    NETWORK
       CABLE              OFF-AIR                                                   -------
      CHANNEL             CHANNEL       STATION                                    (LOCATION)
      -------             -------       -------                                    ----------
         2                   2          KPRC                                       NBC (Houston, TX)
         3                              Showtime
         4                   26         KRIV                                       IND (Houston, TX)
         5                              The Disney Channel
         6                   39         KHTV                                       IND (Houston, TX)
         7                   20         KTXH                                       IND (Atlanta, GA)
         8                   8          KUHT                                       PBS (Houston, TX)
         9
         10                             The Family Channel
         11                  11         KHOU                                       CBS (Houston, TX)
         12
         13                  13         KTRK                                       ABC (Houston, TX)
         14                             ESPN
         15                             USA Network
         16                             Arts and Entertainment
         17                             Home Box Office
         18                             The Travel Channel
         19                             Turner Network Television
         20                                                                        IND (Atlanta, GA)
         21                  17         WTBS                                       IND (Chicago, IL)
         22                  9          WGN
         23                             C-SPAN                                     PBS (Houston, TX)
         24                  14         KETH
         25                             Nickelodeon
         26                             The Nashville Network
         27                             Country Music Television
         28                             The Discovery Channel
         29
         30                             Local Access
         31                             The Weather Channel
         32                             CNBC
         33
         34                             CNN Headline News
         35                             MTV
         36                             VH-1


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




              FRANCHISE AGREEMENTS

         The Systems operate under the terms of following franchise agreements:


FRANCHISE                                          EXPIRATION DATE                        FRANCHISE FEE

City of Prairie View                                  10/29/2010                                5%
City of Waller                                        04/12/2012                                3%
City of Cut and Shoot                                 05/09/2002                                4%
City of Brookshire                                    10/23/2005                                3%
City of Simonton                                      10/19/2002                                3%
City of Fulshear                                      10/27/2005                                3%
City of Pattison                                      09/19/2004                                3%


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


                                                                                                 Sequentially
                                                                                                  Numbered
                                                                                                     Page
                                                                                                  -----------
Item 7.           Financial Statements and Exhibits
                  Financial Statements, Pro Forma

(a)(4) The financial statements required to be filed were not available as of the date of this filing.

(b)(2)(c)     Exhibits

              Asset Purchase Agreement between Northland Cable Properties
              Four Limited Partnership and Brookridge Cable Special Purpose
              Partnership; Brookridge Cable Special Purpose Partnership II;
              Brookshire Cable TV, Limited Partnership; Carthage Cable TV,
              Limited Partnership; and Hillsboro Cable TV, Limited
              Partnership dated September 13, 1995


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                    BY: Northland Communications Corporation,
                        Managing General Partner


                    Dated:           BY: /s/    GARY S. JONES
                          ---------      -----------------------------
                                                Gary S. Jones
                                                (Vice President)


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


                                INDEX TO EXHIBITS


Exhibit                                                               Sequentially
Number            Description                                         Numbered Page
-----------------------------------------------------------------------------------
10.41             Asset Purchase Agreement between
                  Northland Cable Properties Four
                  Limited Partnership and Brookridge
                  Cable Special Purpose Partnership;
                  Brookridge Cable Special Purpose
                  Partnership II; Brookshire Cable TV,
                  Limited Partnership; Carthage Cable
                  TV, Limited Partnership; and Hillsboro
                  Cable TV, Limited Partnership dated
                  September 13, 1995                                   17


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